                                              OPPENHEIMER MONEY FUND/VA
                                           Share Certificate (8-1/2" x 11")
                                          ---------------------------------

I.       FACE OF CERTIFICATE (All text and other matter lies within
         -------------------
                           8-1/4" x 10-3/4" decorative border, 5/16" wide)

                           (upper left corner): NUMBER [of shares]

                           (upper right)  SHARES

                           (centered
                           below boxes)     Oppenheimer Variable Account Funds
                           A MASSACHUSETTS BUSINESS TRUST
                           SERIES: OPPENHEIMER MONEY FUND/VA

(at left)         THIS IS TO CERTIFY THAT            (at right) SEE REVERSE FOR
                                                                   CERTAIN DEFINITIONS

                                                                       (box with number)
                                                                         CUSIP 683811103

         (at left)             is the owner of

         (centered)        FULLY PAID  SHARES OF BENEFICIAL INTEREST OF
                                    OPPENHEIMER MONEY FUND/VA
                  a series of OPPENHEIMER  VARIABLE  ACCOUNT FUNDS  (hereinafter  called the "Fund"),  transferable only on the books of the Fund by the  holder  hereof in  person or by duly  authorized  attorney,
                  upon  surrender  of  this  certificate  properly  endorsed.   This  certificate  and  the  shares
                  represented  hereby  are  issued  and  shall  be held  subject  to all of the  provisions  of the
                  Declaration of Trust of the Fund to all of which the holder by acceptance  hereof  assents.  This certificate is not valid until countersigned by the Transfer Agent.

                  WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

         (signature                       Dated:              (signature
         at left of seal)                                     at right of seal)

         /s/ Brian W. Wixted                                  /s/ Robert G. Zack
         -----------------------                     -------------------
         TREASURER                                                              SECRETARY

                                                (centered at bottom)
                                           1-1/2" diameter facsimile seal

                                                    with legend
                                         OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                                        SEAL
                                                        1984
                                            COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed
 vertically)                                Countersigned
                                                     OPPENHEIMERFUNDS SERVICES (A DIVSION
OF OPPENHEIMERFUNDS, INC.)
                                                     Denver (Colo.)      Transfer Agent

                                                     By ____________________________
                                                              Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11"     dimension)
         -------------------

         The  following  abbreviations,  when used in the  inscription  on the face of this  certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                                    rights of survivorship and not
                                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________  Custodian _______________
                                                     (Cust)                     (Minor)

                                                     UNDER UGMA/UTMA ___________________
                                                                                 (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s), and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

______________________________________________________________             (Please  print or type name and  address
of assignee)

------------------------------------------------------

__________________________________________________________  Shares of the  beneficial  interest  represented by the within  Certificate,  and do hereby  irrevocably  constitute  and appoint  ___________________________  Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                                     Signed: __________________________
                                                              --------------------------------
                                            (Both must sign if joint tenancy)

                                            Signature(s) __________________________
                                            guaranteed                 Name of Firm or Bank
                                            by:               _____________________________
                                                                                Signature of
       Officer

(text printed              NOTICE: The signature(s) to this assignment  vertically to right      must    correspond
with the name(s) as
of above paragraph)        written upon the face of the certificate
                                    in every particular without alteration or
enlargement or any change whatever.

(text printed in           Signatures must be guaranteed by a U.S.
box to left of                      commercial bank or trust company,
signature(s)                        a Federally-chartered savings and loan
                                            association, a foreign bank having a U.S.
                                            firm of a national securities exchange.

                                                                                Exhibit 23(C)(xii)
                                              OPPENHEIMER BOND FUND/VA
                                 Share Certificate for Service Shares(8-1/2" x 11")
                                 --------------------------------------------------

I.       FACE OF CERTIFICATE (All text and other matter lies within
         -------------------
                           8-1/4" x 10-3/4" decorative border, 5/16" wide)

                           (upper left corner): NUMBER [of shares]

                           (upper right) SERVICE SHARES

                           (centered
                           below boxes)     Oppenheimer Variable Account Funds
                           A MASSACHUSETTS BUSINESS TRUST
                           SERIES: OPPENHEIMER BOND FUND/VA

(at left)         THIS IS TO CERTIFY THAT   (at right) SEE REVERSE FOR
                                                                          CERTAIN DEFINITIONS

                                                                       (box with number)
                                                                       CUSIP
         (at left)             is the owner of

         (centered)        FULLY PAID SERVICE SHARES OF BENEFICIAL
INTEREST OF

                                    OPPENHEIMER BOND FUND/VA

                  a series of OPPENHEIMER  VARIABLE  ACCOUNT FUNDS  (hereinafter  called the "Fund"),  transferable only on the books of the Fund by the  holder  hereof in  person or by duly  authorized  attorney,
                  upon  surrender  of  this  certificate  properly  endorsed.   This  certificate  and  the  shares
                  represented  hereby  are  issued  and  shall  be held  subject  to all of the  provisions  of the
                  Declaration of Trust of the Fund to all of which the holder by acceptance  hereof  assents.  This certificate is not valid until countersigned by the Transfer Agent.

                  WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

         (signature                       Dated:              (signature
         at left of seal)                                     at right of seal)

         /s/ Brian W. Wixted                                  /s/ Robert G. Zack
         -----------------------                     -------------------
         TREASURER                                                              SECRETARY

                                                (centered at bottom)
                                           1-1/2" diameter facsimile seal
                                                    with legend
                                         OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                                        SEAL
                                                        1984
                                            COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed
 vertically)                                Countersigned
                                                     OPPENHEIMERFUNDS SERVICES (A DIVISON
OF OPPENHEIMERFUNDS, INC.)
                                                     Denver (Colo.)      Transfer Agent

                                                     By ____________________________
                                                              Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11"     dimension)
         -------------------

         The  following  abbreviations,  when used in the  inscription  on the face of this  certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                                    rights of survivorship and not
                                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - ____________ Custodian _______________
                                                     (Cust)                             (Minor)

                                                     UNDER UGMA/UTMA   ________________
                                                                                                 (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s), and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

_____________________________________________________________   (Please   print  or  type  name  and   address   of
assignee)

------------------------------------------------------

_________________________________________________________  Service  Shares of the beneficial  interest  represented by the within Certificate,  and do hereby irrevocably constitute and appoint  ___________________________  Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                                     Signed: __________________________

                                            -----------------------------------
                                            (Both must sign if joint tenancy)

                                    Signature(s) __________________________
                                    guaranteed                Name of Firm or Bank
                                    by:              _____________________________
                                                              Signature of
         Officer

(text printed              NOTICE: The signature(s) to this assignment  vertically to right      must    correspond
with the name(s) as
of above paragraph)        written upon the face of the certificate
                                    in every particular without alteration or
enlargement or any change whatever.

(text printed in           Signatures must be guaranteed by a U.S.
box to left of                      commercial bank or trust company,
signature(s)                        a Federally-chartered savings and loan
                                            association, a foreign bank having a U.S.
                                            firm of a national securities exchange.

                                                 Exhibit 23(c)(iii)
                                      OPPENHEIMER CAPITAL APPRECIATION FUND/VA
                                           Share Certificate (8-1/2" x 11")
                                          ---------------------------------

I.       FACE OF CERTIFICATE (All text and other matter lies within
         -------------------
                           8-1/4" x 10-3/4" decorative border, 5/16" wide)

                           (upper left corner): NUMBER [of shares]

                           (upper right)  SHARES

                           (centered
                           below boxes)     Oppenheimer Variable Account Funds
                           A MASSACHUSETTS BUSINESS TRUST
                           SERIES: OPPENHEIMER CAPITAL APPRECIATION FUND/VA

(at left)         THIS IS TO CERTIFY THAT            (at right) SEE REVERSE FOR
                                                                   CERTAIN DEFINITIONS

                                                                       (box with number)
                                                                         CUSIP 683811301

         (at left)             is the owner of

         (centered)        FULLY PAID  SHARES OF BENEFICIAL                                      INTEREST OF

                                    OPPENHEIMER CAPITAL APPRECIATION FUND/VA

                  a series of OPPENHEIMER  VARIABLE  ACCOUNT FUNDS  (hereinafter  called the "Fund"),  transferable only on the books of the Fund by the  holder  hereof in  person or by duly  authorized  attorney,
                  upon  surrender  of  this  certificate  properly  endorsed.   This  certificate  and  the  shares
                  represented  hereby  are  issued  and  shall  be held  subject  to all of the  provisions  of the
                  Declaration of Trust of the Fund to all of which the holder by acceptance  hereof  assents.  This certificate is not valid until countersigned by the Transfer Agent.

                  WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

         (signature                       Dated:              (signature
         at left of seal)                                     at right of seal)

         /s/ Brian W. Wixted                                  /s/ Robert G. Zack
         -----------------------                     -------------------
         TREASURER                                                              SECRETARY

                                                (centered at bottom)
                                           1-1/2" diameter facsimile seal

                                                    with legend
                                         OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                                        SEAL
                                                        1984
                                            COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed
 vertically)                                Countersigned
                                                     OPPENHEIMERFUNDS SERVICES (A DIVSION
OF OPPENHEIMERFUNDS, INC.)
                                                     Denver (Colo.)      Transfer Agent

                                                     By ____________________________
                                                              Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11"     dimension)
         -------------------

         The  following  abbreviations,  when used in the  inscription  on the face of this  certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                                    rights of survivorship and not
                                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________  Custodian _______________
                                                     (Cust)                     (Minor)

                                                     UNDER UGMA/UTMA ___________________
                                                                                 (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s), and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

______________________________________________________________             (Please  print or type name and  address
of assignee)

------------------------------------------------------

__________________________________________________________  Shares of the  beneficial  interest  represented by the within  Certificate,  and do hereby  irrevocably  constitute  and appoint  ___________________________  Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                                     Signed: __________________________
                                                              _______________________________(Both   must  sign  if
                                                     joint tenancy)

                                            Signature(s) __________________________
                                            guaranteed                 Name of Firm or Bank
                                            by:               _____________________________
                                                                                Signature of
       Officer

(text printed              NOTICE: The signature(s) to this assignment  vertically to right      must    correspond
with the name(s) as
of above paragraph)        written upon the face of the certificate
                                    in every particular without alteration or
         enlargement or any change whatever.

(text printed in           Signatures must be guaranteed by a U.S.
box to left of                      commercial bank or trust company,
signature(s)                        a Federally-chartered savings and loan
                                            association, a foreign bank having a U.S.
                                            firm of a national securities exchange.

                                                                                        Exhibit (c)(iv)
                                           OPPENHEIMER HIGH INCOME FUND/VA
                                           Share Certificate (8-1/2" x 11")
                                          ---------------------------------

I.       FACE OF CERTIFICATE (All text and other matter lies within
         -------------------
                           8-1/4" x 10-3/4" decorative border, 5/16" wide)

                           (upper left corner): NUMBER [of shares]

                           (upper right)  SHARES

                           (centered
                           below boxes)     Oppenheimer Variable Account Funds
                           A MASSACHUSETTS BUSINESS TRUST
                           SERIES: OPPENHEIMER HIGH INCOME FUND/VA

(at left)         THIS IS TO CERTIFY THAT            (at right) SEE REVERSE FOR
                                                                   CERTAIN DEFINITIONS

                                                                       (box with number)
                                                                         CUSIP 683811400
         (at left)             is the owner of

         (centered)        FULLY PAID  SHARES OF BENEFICIAL
INTEREST OF

                                    OPPENHEIMER HIGH INCOME FUND/VA
                  a series of OPPENHEIMER  VARIABLE  ACCOUNT FUNDS  (hereinafter  called the "Fund"),  transferable only on the books of the Fund by the  holder  hereof in  person or by duly  authorized  attorney,
                  upon  surrender  of  this  certificate  properly  endorsed.   This  certificate  and  the  shares
                  represented  hereby  are  issued  and  shall  be held  subject  to all of the  provisions  of the
                  Declaration of Trust of the Fund to all of which the holder by acceptance  hereof  assents.  This certificate is not valid until countersigned by the Transfer Agent.

                  WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

         (signature                       Dated:              (signature
         at left of seal)                                     at right of seal)

         /s/ Brian W. Wixted                                  /s/ Robert G. Zack
         -----------------------                     -------------------
         TREASURER                                                              SECRETARY

                                                (centered at bottom)
                                           1-1/2" diameter facsimile seal

                                                    with legend
                                         OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                                        SEAL
                                                        1984
                                            COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed
 vertically)                                Countersigned
                                                     OPPENHEIMERFUNDS SERVICES (A DIVSION
OF OPPENHEIMERFUNDS, INC.)
                                                     Denver (Colo.)      Transfer Agent

                                                     By ____________________________
                                                              Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11"     dimension)
         -------------------

         The  following  abbreviations,  when used in the  inscription  on the face of this  certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                                    rights of survivorship and not
                                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________  Custodian _______________
                                                     (Cust)                     (Minor)

                                                     UNDER UGMA/UTMA ___________________
                                                                                 (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s), and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

______________________________________________________________             (Please  print or type name and  address
of assignee)

------------------------------------------------------

__________________________________________________________  Shares of the  beneficial  interest  represented by the within  Certificate,  and do hereby  irrevocably  constitute  and appoint  ___________________________  Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                                     Signed: __________________________
                                                              --------------------------------
                                            (Both must sign if joint tenancy)

                                            Signature(s) __________________________
                                            guaranteed                 Name of Firm or Bank
                                            by:               _____________________________
                                                                                Signature of
       Officer

(text printed              NOTICE: The signature(s) to this assignment  vertically to right      must    correspond
with the name(s) as
of above paragraph)        written upon the face of the certificate
                                    in every particular without alteration or
enlargement or any change whatever.

(text printed in           Signatures must be guaranteed by a U.S.
box to left of                      commercial bank or trust company,
signature(s)                        a Federally-chartered savings and loan
                                            association, a foreign bank having a U.S.
                                            firm of a national securities exchange.

                                                                                        Exhibit 23(c)(v)

                                        OPPENHEIMER AGGRESSIVE GROWTH FUND/VA
                                           Share Certificate (8-1/2" x 11")
                                          ---------------------------------

I.       FACE OF CERTIFICATE (All text and other matter lies within
         -------------------
                           8-1/4" x 10-3/4" decorative border, 5/16" wide)

                           (upper left corner): NUMBER [of shares]

                           (upper right)  SHARES

                           (centered
                           below boxes)     Oppenheimer Variable Account Funds
                           A MASSACHUSETTS BUSINESS TRUST

                           SERIES: OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

(at left)         THIS IS TO CERTIFY THAT            (at right) SEE REVERSE FOR
                                                                   CERTAIN DEFINITIONS

                                                                       (box with number)
                                                                         CUSIP 683811509
         (at left)             is the owner of

         (centered)        FULLY PAID  SHARES OF BENEFICIAL                             INTEREST OF

                                    OPPENHEIMER AGGRESSIVE GROWTH FUND/VA
                  a series of OPPENHEIMER  VARIABLE  ACCOUNT FUNDS  (hereinafter  called the "Fund"),  transferable only on the books of the Fund by the  holder  hereof in  person or by duly  authorized  attorney,
                  upon  surrender  of  this  certificate  properly  endorsed.   This  certificate  and  the  shares
                  represented  hereby  are  issued  and  shall  be held  subject  to all of the  provisions  of the
                  Declaration of Trust of the Fund to all of which the holder by acceptance  hereof  assents.  This certificate is not valid until countersigned by the Transfer Agent.

                  WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

         (signature                       Dated:              (signature
         at left of seal)                                     at right of seal)

         /s/ Brian W. Wixted                                  /s/ Robert G. Zack
         -----------------------                     -------------------
         TREASURER                                                              SECRETARY

                                                (centered at bottom)
                                           1-1/2" diameter facsimile seal

                                                    with legend
                                         OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                                        SEAL
                                                        1984
                                            COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed
 vertically)                                Countersigned
                                                     OPPENHEIMERFUNDS SERVICES (A DIVSION
OF OPPENHEIMERFUNDS, INC.)
                                                     Denver (Colo.)      Transfer Agent

                                                     By ____________________________
                                                              Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11"     dimension)
         -------------------

         The  following  abbreviations,  when used in the  inscription  on the face of this  certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                                    rights of survivorship and not
                                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________  Custodian _______________
                                                     (Cust)                     (Minor)

                                                     UNDER UGMA/UTMA ___________________
                                                                                 (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s), and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

______________________________________________________________             (Please  print or type name and  address
of assignee)

------------------------------------------------------

__________________________________________________________  Shares of the  beneficial  interest  represented by the within  Certificate,  and do hereby  irrevocably  constitute  and appoint  ___________________________  Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                                     Signed: __________________________
                                                                       _________________________(Both   must   sign
                                                              if joint
                                                                        tenancy)

                                            Signature(s) __________________________
                                            guaranteed                 Name of Firm or Bank
                                            by:               _____________________________
                                                                                Signature of
           Officer

(text printed              NOTICE: The signature(s) to this assignment  vertically to right      must    correspond
with the name(s) as
of above paragraph)        written upon the face of the certificate
                                    in every particular without alteration or                    enlargement     or
                  any change whatever.

(text printed in           Signatures must be guaranteed by a U.S.
box to left of                      commercial bank or trust company,
signature(s)                        a Federally-chartered savings and loan
                                            association, a foreign bank having a U.S.
                                            firm of a national securities exchange.

                                                                                Exhibit 23(c)(xvi)

                                       OPPENHEIMER MULTIPLE STRATEGIES FUND/VA
                                 Share Certificate for Service Shares(8-1/2" x 11")
                                 --------------------------------------------------

I.       FACE OF CERTIFICATE (All text and other matter lies within
         -------------------
                           8-1/4" x 10-3/4" decorative border, 5/16" wide)

                           (upper left corner): NUMBER [of shares]

                           (upper right) SERVICE SHARES

                           (centered
                           below boxes)     Oppenheimer Variable Account Funds
                           A MASSACHUSETTS BUSINESS TRUST

                           SERIES: OPPENHEIMER MULTIPLE STRATEGIES FUND/VA
(at left)         THIS IS TO CERTIFY THAT            (at right) SEE REVERSE FOR
                                                                   CERTAIN DEFINITIONS

                                                                       (box with number)
                                                                         CUSIP

         (at left)             is the owner of

         (centered)        FULLY PAID SERVICE SHARES OF BENEFICIAL                               INTEREST OF

                                    OPPENHEIMER MULTIPLE STRATEGIES FUND/VA
                  a series of OPPENHEIMER  VARIABLE  ACCOUNT FUNDS  (hereinafter  called the "Fund"),  transferable only on the books of the Fund by the  holder  hereof in  person or by duly  authorized  attorney,
                  upon  surrender  of  this  certificate  properly  endorsed.   This  certificate  and  the  shares
                  represented  hereby  are  issued  and  shall  be held  subject  to all of the  provisions  of the
                  Declaration of Trust of the Fund to all of which the holder by acceptance  hereof  assents.  This certificate is not valid until countersigned by the Transfer Agent.

                  WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

         (signature                       Dated:              (signature
         at left of seal)                                     at right of seal)

         /s/ Brian W. Wixted                                  /s/ Robert G. Zack
         -----------------------                     -------------------
         TREASURER                                                              SECRETARY

                                                (centered at bottom)

                                           1-1/2" diameter facsimile seal
                                                    with legend
                                         OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                                        SEAL
                                                        1984
                                            COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed
 vertically)                                Countersigned
                                                     OPPENHEIMERFUNDS SERVICES (A DIVSION
OF OPPENHEIMERFUNDS, INC.)
                                                     Denver (Colo.)      Transfer Agent

                                                     By ____________________________
                                                              Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11"     dimension)
         -------------------

         The  following  abbreviations,  when used in the  inscription  on the face of this  certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                                    rights of survivorship and not
                                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________  Custodian _______________
                                                     (Cust)                     (Minor)

                                                     UNDER UGMA/UTMA ___________________
                                                                                 (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s), and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE

(box for identifying number)

______________________________________________________________             (Please  print or type name and  address
of assignee)

------------------------------------------------------

__________________________________________________________  Service Shares of the beneficial  interest  represented by the within Certificate,  and do hereby irrevocably constitute and appoint  ___________________________  Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                                     Signed: __________________________
                                                              --------------------------------
                                            (Both must sign if joint tenancy)

                                            Signature(s) __________________________
                                            guaranteed                 Name of Firm or Bank
                                            by:               _____________________________
                                                                                Signature of
       Officer

(text printed              NOTICE: The signature(s) to this assignment  vertically to right      must    correspond
with the name(s) as
of above paragraph)        written upon the face of the certificate
                                    in every particular without alteration or
enlargement or any change whatever.

(text printed in           Signatures must be guaranteed by a U.S.
box to left of                      commercial bank or trust company,
signature(s)                        a Federally-chartered savings and loan
                                            association, a foreign bank having a U.S.
                                            firm of a national securities exchange.

                                                                                Exhibit 23(c)(vii)

                                        OPPENHEIMER GLOBAL SECURITIES FUND/VA
                                          Share Certificate (8-1/2" x 11")
                                          --------------------------------

I.       FACE OF CERTIFICATE (All text and other matter lies within
         -------------------
                           8-1/4" x 10-3/4" decorative border, 5/16" wide)

                           (upper left corner): NUMBER [of shares]

                           (upper right) SHARES

                           (centered
                           below boxes)     Oppenheimer Variable Account Funds
A MASSACHUSETTS BUSINESS TRUST

                           SERIES: OPPENHEIMER GLOBAL SECURITIES FUND/VA

(at left)         THIS IS TO CERTIFY THAT   (at right) SEE REVERSE FOR
                                                                          CERTAIN DEFINITIONS

                                                                                (box with number)
                                                                                CUSIP 683811707

         (at left)             is the owner of

         (centered)        FULLY PAID SHARES OF BENEFICIAL
INTEREST OF

                                    OPPENHEIMER GLOBAL SECURITIES FUND/VA
                  a series of OPPENHEIMER  VARIABLE  ACCOUNT FUNDS  (hereinafter  called the "Fund"),  transferable only on the books of the Fund by the  holder  hereof in  person or by duly  authorized  attorney,
                  upon  surrender  of  this  certificate  properly  endorsed.   This  certificate  and  the  shares
                  represented  hereby  are  issued  and  shall  be held  subject  to all of the  provisions  of the
                  Declaration of Trust of the Fund to all of which the holder by acceptance  hereof  assents.  This certificate is not valid until countersigned by the Transfer Agent.

                  WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

                  (signature                     Dated:       (signature
                  at left of seal)                            at right of seal)

         /s/ Brian W. Wixted                                  /s/ Robert G. Zack
         -----------------------                     -------------------
         TREASURER                                                              SECRETARY

                                                (centered at bottom)
                                           1-1/2" diameter facsimile seal
                                                    with legend

                                         OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                                        SEAL
                                                        1984
                                            COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed
 vertically)                                Countersigned
                                                     OPPENHEIMERFUNDS SERVICES (A DIVISON
OF OPPENHEIMERFUNDS, INC.)
                                                     Denver (Colo.)      Transfer Agent

                                            By ____________________________
                                                     Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11"     dimension)
         -------------------

         The  following  abbreviations,  when used in the  inscription  on the face of this  certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                                    rights of survivorship and not
                                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - ___________  Custodian _______________
                                                     (Cust)                     (Minor)

                                                     UNDER UGMA/UTMA ________________
                                                                                        (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s), and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

_________________________________________________________________  (Please  print  or  type  name  and  address  of assignee)

------------------------------------------------------

__________________________________________________________  Shares of the  beneficial  interest  represented by the within  Certificate,  and do hereby  irrevocably  constitute  and appoint  ___________________________  Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                                     Signed: __________________________

                                            -----------------------------------
                                            (Both must sign if joint tenancy)

                                    Signature(s) __________________________
                                    guaranteed                Name of Firm or Bank
                                    by:              _____________________________
                                                              Signature of
Officer

(text printed              NOTICE: The signature(s) to this assignment  vertically to right      must    correspond
with the name(s) as
of above paragraph)        written upon the face of the certificate
                                    in every particular without alteration or
enlargement or any change whatever.

(text printed in           Signatures must be guaranteed by a U.S.
box to left of                      commercial bank or trust company,
signature(s)                        a Federally-chartered savings and loan
                                            association, a foreign bank having a U.S.
                                            firm of a national securities exchange.

                                                                                Exhibit 23(c)(viii)

                                         OPPENHEIMER STRATEGIC BOND FUND/VA
                                           Share Certificate (8-1/2" x 11")
                                          ---------------------------------

I.       FACE OF CERTIFICATE (All text and other matter lies within
         -------------------
                           8-1/4" x 10-3/4" decorative border, 5/16" wide)

                           (upper left corner): NUMBER [of shares]

                           (upper right)  SHARES

                           (centered
                           below boxes)     Oppenheimer Variable Account Funds
                           A MASSACHUSETTS BUSINESS TRUST
                           SERIES: OPPENHEIMER STRATEGIC BOND FUND/VA

(at left)         THIS IS TO CERTIFY THAT            (at right) SEE REVERSE FOR
                                                                   CERTAIN DEFINITIONS

                                                                       (box with number)
                                                                         CUSIP 683811806
         (at left)             is the owner of

         (centered)        FULLY PAID  SHARES OF BENEFICIAL                                      INTEREST OF

                                    OPPENHEIMER STRATEGIC BOND FUND/VA
                  a series of OPPENHEIMER  VARIABLE  ACCOUNT FUNDS  (hereinafter  called the "Fund"),  transferable only on the books of the Fund by the  holder  hereof in  person or by duly  authorized  attorney,
                  upon  surrender  of  this  certificate  properly  endorsed.   This  certificate  and  the  shares
                  represented  hereby  are  issued  and  shall  be held  subject  to all of the  provisions  of the
                  Declaration of Trust of the Fund to all of which the holder by acceptance  hereof  assents.  This certificate is not valid until countersigned by the Transfer Agent.

                  WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

         (signature                       Dated:              (signature
         at left of seal)                                     at right of seal)

         /s/ Brian W. Wixted                                  /s/ Robert G. Zack
         -----------------------                     -------------------
         TREASURER                                                              SECRETARY

                                                (centered at bottom)
                                           1-1/2" diameter facsimile seal

                                                    with legend
                                         OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                                        SEAL
                                                        1984
                                            COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed
 vertically)                                Countersigned
                                                     OPPENHEIMERFUNDS SERVICES (A DIVSION
OF OPPENHEIMERFUNDS, INC.)
                                                     Denver (Colo.)      Transfer Agent

                                                     By ____________________________
                                                              Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11"     dimension)
         -------------------

         The  following  abbreviations,  when used in the  inscription  on the face of this  certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                                    rights of survivorship and not
                                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________  Custodian _______________
                                                     (Cust)                     (Minor)

                                                     UNDER UGMA/UTMA ___________________
                                                                                 (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s), and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

______________________________________________________________             (Please  print or type name and  address
of assignee)

------------------------------------------------------

__________________________________________________________  Shares of the  beneficial  interest  represented by the within  Certificate,  and do hereby  irrevocably  constitute  and appoint  ___________________________  Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                                     Signed: __________________________
                                                              -----------------------------
                                            (Both must sign if joint tenancy)

                                            Signature(s) __________________________
                                            guaranteed                 Name of Firm or Bank
                                            by:               _____________________________
                                                                                Signature of
       Officer

(text printed              NOTICE: The signature(s) to this assignment  vertically to right      must    correspond
with the name(s) as
of above paragraph)        written upon the face of the certificate
                                    in every particular without alteration or
enlargement or any change whatever.

(text printed in           Signatures must be guaranteed by a U.S.
box to left of                      commercial bank or trust company,
signature(s)                        a Federally-chartered savings and loan
                                            association, a foreign bank having a U.S.
                                            firm of a national securities exchange.

                                                                                        Exhibit 23(c)(ix)
                                   OPPENHEIMER MAIN STREET GROWTH & INCOME FUND/VA
                                           Share Certificate (8-1/2" x 11")
                                          ---------------------------------

I.       FACE OF CERTIFICATE (All text and other matter lies within
         -------------------
                           8-1/4" x 10-3/4" decorative border, 5/16" wide)

                           (upper left corner): NUMBER [of shares]

                           (upper right)  SHARES

                           (centered
                           below boxes)     Oppenheimer Variable Account Funds
                           A MASSACHUSETTS BUSINESS TRUST
                           SERIES: OPPENHEIMER MAIN STREET
                                GROWTH & INCOME FUND/VA

(at left)         THIS IS TO CERTIFY THAT            (at right) SEE REVERSE FOR
                                                                   CERTAIN DEFINITIONS

                                                                       (box with number)
                                                                         CUSIP 683811889

         (at left)             is the owner of

         (centered)        FULLY PAID  SHARES OF BENEFICIAL                                      INTEREST OF
                                    OPPENHEIMER MAIN STREET GROWTH & INCOME
                                                     FUND/VA
                  a series of OPPENHEIMER  VARIABLE  ACCOUNT FUNDS  (hereinafter  called the "Fund"),  transferable only on the books of the Fund by the  holder  hereof in  person or by duly  authorized  attorney,
                  upon  surrender  of  this  certificate  properly  endorsed.   This  certificate  and  the  shares
                  represented  hereby  are  issued  and  shall  be held  subject  to all of the  provisions  of the
                  Declaration of Trust of the Fund to all of which the holder by acceptance  hereof  assents.  This certificate is not valid until countersigned by the Transfer Agent.

                  WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

         (signature                       Dated:              (signature
         at left of seal)                                     at right of seal)

         /s/ Brian W. Wixted                                  /s/ Robert G. Zack
         -----------------------                     -------------------
         TREASURER                                                              SECRETARY

                                                (centered at bottom)
                                           1-1/2" diameter facsimile seal

                                                    with legend
                                         OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                                        SEAL
                                                        1984
                                            COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed
 vertically)                                Countersigned
                                                     OPPENHEIMERFUNDS SERVICES (A DIVSION
OF OPPENHEIMERFUNDS, INC.)
                                                     Denver (Colo.)      Transfer Agent

                                                     By ____________________________
                                                              Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11"     dimension)
         -------------------

         The  following  abbreviations,  when used in the  inscription  on the face of this  certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                                    rights of survivorship and not
                                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________  Custodian _______________
                                                     (Cust)                     (Minor)

                                                     UNDER UGMA/UTMA ___________________
                                                                                 (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s), and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

______________________________________________________________             (Please  print or type name and  address
of assignee)

------------------------------------------------------

__________________________________________________________  Shares of the  beneficial  interest  represented by the within  Certificate,  and do hereby  irrevocably  constitute  and appoint  ___________________________  Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                                     Signed: __________________________
                                                              -----------------------------
                                                     (Both must sign if joint tenancy)

                                            Signature(s) __________________________
                                            guaranteed                 Name of Firm or Bank
                                            by:               _____________________________
                                                                                Signature of
       Officer

(text printed              NOTICE: The signature(s) to this assignment  vertically to right      must    correspond
with the name(s) as
of above paragraph)        written upon the face of the certificate
                                    in every particular without alteration or
enlargement or any change whatever.

(text printed in           Signatures must be guaranteed by a U.S.
box to left of                      commercial bank or trust company,
signature(s)                        a Federally-chartered savings and loan
                                            association, a foreign bank having a U.S.
                                            firm of a national securities exchange.

                                                                       Exhibit 23(c)(x)

                                      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA
                                           Share Certificate (8-1/2" x 11")
                                          ---------------------------------

I.       FACE OF CERTIFICATE (All text and other matter lies within
         -------------------
                           8-1/4" x 10-3/4" decorative border, 5/16" wide)

                           (upper left corner): NUMBER [of shares]

                           (upper right)  SHARES

                           (centered
                           below boxes)     Oppenheimer Variable Account Funds
                           A MASSACHUSETTS BUSINESS TRUST
                                    SERIES: OPPENHEIMER MAIN STREET SMALL CAP
                                    FUND/VA
(at left)         THIS IS TO CERTIFY THAT            (at right) SEE REVERSE FOR
                                                                   CERTAIN DEFINITIONS

                                                                       (box with number)

                                                                       CUSIP 683811871
         (at left)             is the owner of

         (centered)        FULLY PAID SHARES OF BENEFICIAL                              INTEREST OF
                                    OPPENHEIMER MAIN STREET SMALL CAP
                                     FUND/VA
                  a series of OPPENHEIMER  VARIABLE  ACCOUNT FUNDS  (hereinafter  called the "Fund"),  transferable only on the books of the Fund by the  holder  hereof in  person or by duly  authorized  attorney,
                  upon  surrender  of  this  certificate  properly  endorsed.   This  certificate  and  the  shares
                  represented  hereby  are  issued  and  shall  be held  subject  to all of the  provisions  of the
                  Declaration of Trust of the Fund to all of which the holder by acceptance  hereof  assents.  This certificate is not valid until countersigned by the Transfer Agent.

                  WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

         (signature                       Dated:              (signature
         at left of seal)                                     at right of seal)

         /s/ Brian W. Wixted                                  /s/ Robert G. Zack
         -----------------------                     -------------------
         TREASURER                                                              SECRETARY

                                                (centered at bottom)
                                           1-1/2" diameter facsimile seal

                                                    with legend
                                         OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                                        SEAL
                                                        1984
                                            COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed
 vertically)                                Countersigned
                                                     OPPENHEIMERFUNDS SERVICES (A DIVSION
OF OPPENHEIMERFUNDS, INC.)
                                                     Denver (Colo.)      Transfer Agent

                                                     By ____________________________
                                                              Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11"     dimension)
         -------------------

         The  following  abbreviations,  when used in the  inscription  on the face of this  certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                                    rights of survivorship and not
                                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________  Custodian _______________
                                                     (Cust)                     (Minor)

                                                     UNDER UGMA/UTMA ___________________
                                                                                 (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s), and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

______________________________________________________________             (Please  print or type name and  address
of assignee)

------------------------------------------------------

__________________________________________________________  Shares of the  beneficial  interest  represented by the within  Certificate,  and do hereby  irrevocably  constitute  and appoint  ___________________________  Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                                     Signed: __________________________
                                                                 --------------------------

                                            (Both must sign if joint tenancy)

                                            Signature(s) __________________________
                                            guaranteed                 Name of Firm or Bank
                                            by:               _____________________________
                                                                                Signature of
                     Officer
(text printed              NOTICE: The signature(s) to this assignment  vertically to right      must    correspond
with the name(s) as
of above paragraph)        written upon the face of the certificate
                                    in every particular without alteration or
         enlargement or any change whatever.

(text printed in           Signatures must be guaranteed by a U.S.
box to left of                      commercial bank or trust company,
signature(s)                        a Federally-chartered savings and loan
                                            association, a foreign bank having a U.S.
                                            firm of a national securities exchange.

                                                  Exhibit 23(c)(xi)
                                              OPPENHEIMER MONEY FUND/VA
                                 Share Certificate for Service Shares(8-1/2" x 11")
                                 --------------------------------------------------

I.       FACE OF CERTIFICATE (All text and other matter lies within
         -------------------
                           8-1/4" x 10-3/4" decorative border, 5/16" wide)

                           (upper left corner): NUMBER [of shares]

                           (upper right) SERVICE SHARES

                           (centered
                           below boxes)     Oppenheimer Variable Account Funds
                           A MASSACHUSETTS BUSINESS TRUST
                           SERIES: OPPENHEIMER MONEY FUND/VA

(at left)         THIS IS TO CERTIFY THAT            (at right) SEE REVERSE FOR
                                                                   CERTAIN DEFINITIONS

                                                                       (box with number)
                                                                         CUSIP

         (at left)             is the owner of

         (centered)        FULLY PAID SERVICE SHARES OF BENEFICIAL                               INTEREST OF

                                    OPPENHEIMER MONEY FUND/VA
                  a series of OPPENHEIMER  VARIABLE  ACCOUNT FUNDS  (hereinafter  called the "Fund"),  transferable only on the books of the Fund by the  holder  hereof in  person or by duly  authorized  attorney,
                  upon  surrender  of  this  certificate  properly  endorsed.   This  certificate  and  the  shares
                  represented  hereby  are  issued  and  shall  be held  subject  to all of the  provisions  of the
                  Declaration of Trust of the Fund to all of which the holder by acceptance  hereof  assents.  This certificate is not valid until countersigned by the Transfer Agent.

                  WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

         (signature                       Dated:              (signature
         at left of seal)                                     at right of seal)

         /s/ Brian W. Wixted                                  /s/ Robert G. Zack
         -----------------------                     -------------------
         TREASURER                                                              SECRETARY

                                                (centered at bottom)
                                           1-1/2" diameter facsimile seal

                                                    with legend
                                         OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                                        SEAL
                                                        1984
                                            COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed
 vertically)                                Countersigned
                                                     OPPENHEIMERFUNDS SERVICES (A DIVSION
OF OPPENHEIMERFUNDS, INC.)
                                                     Denver (Colo.)      Transfer Agent

                                                     By ____________________________
                                                              Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11"     dimension)
         -------------------

         The  following  abbreviations,  when used in the  inscription  on the face of this  certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                                    rights of survivorship and not
                                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________  Custodian _______________
                                                     (Cust)                     (Minor)

                                                     UNDER UGMA/UTMA ___________________
                                                                                 (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s), and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

______________________________________________________________             (Please  print or type name and  address
of assignee)

------------------------------------------------------

__________________________________________________________  Service Shares of the beneficial  interest  represented by the within Certificate,  and do hereby irrevocably constitute and appoint  ___________________________  Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                                     Signed: __________________________
                                                              -------------------------------
                                            (Both must sign if joint tenancy)

                                            Signature(s) __________________________
                                            guaranteed                 Name of Firm or Bank
                                            by:               _____________________________
                                                                                Signature of
       Officer

(text printed              NOTICE: The signature(s) to this assignment  vertically to right      must    correspond
with the name(s) as
of above paragraph)        written upon the face of the certificate
                                    in every particular without alteration or
enlargement or any change whatever.

(text printed in           Signatures must be guaranteed by a U.S.
box to left of                      commercial bank or trust company,
signature(s)                        a Federally-chartered savings and loan
                                            association, a foreign bank having a U.S.
                                            firm of a national securities exchange.

                                                                                Exhibit 23(c)(xii)

                                              OPPENHEIMER BOND FUND/VA
                                 Share Certificate for Service Shares(8-1/2" x 11")
                                 --------------------------------------------------

I.       FACE OF CERTIFICATE (All text and other matter lies within
         -------------------
                           8-1/4" x 10-3/4" decorative border, 5/16" wide)

                           (upper left corner): NUMBER [of shares]

                           (upper right) SERVICE SHARES

                           (centered
                           below boxes)     Oppenheimer Variable Account Funds
                           A MASSACHUSETTS BUSINESS TRUST
                           SERIES: OPPENHEIMER BOND FUND/VA

(at left)         THIS IS TO CERTIFY THAT   (at right) SEE REVERSE FOR
                                                                          CERTAIN DEFINITIONS

                                                                       (box with number)
                                                                       CUSIP

         (at left)             is the owner of

         (centered)        FULLY PAID SERVICE SHARES OF BENEFICIAL
INTEREST OF

                                    OPPENHEIMER BOND FUND/VA

                  a series of OPPENHEIMER  VARIABLE  ACCOUNT FUNDS  (hereinafter  called the "Fund"),  transferable only on the books of the Fund by the  holder  hereof in  person or by duly  authorized  attorney,
                  upon  surrender  of  this  certificate  properly  endorsed.   This  certificate  and  the  shares
                  represented  hereby  are  issued  and  shall  be held  subject  to all of the  provisions  of the
                  Declaration of Trust of the Fund to all of which the holder by acceptance  hereof  assents.  This certificate is not valid until countersigned by the Transfer Agent.

                  WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

         (signature                       Dated:              (signature
         at left of seal)                                     at right of seal)

         /s/ Brian W. Wixted                                  /s/ Robert G. Zack
         -----------------------                     -------------------
         TREASURER                                                              SECRETARY

                                                (centered at bottom)
                                           1-1/2" diameter facsimile seal
                                                    with legend
                                         OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                                        SEAL
                                                        1984
                                            COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed
 vertically)                                Countersigned
                                                     OPPENHEIMERFUNDS SERVICES (A DIVISON
OF OPPENHEIMERFUNDS, INC.)
                                                     Denver (Colo.)      Transfer Agent

                                                     By ____________________________
                                                              Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11"     dimension)
         -------------------

         The  following  abbreviations,  when used in the  inscription  on the face of this  certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                                    rights of survivorship and not
                                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - ____________ Custodian _______________
                                                     (Cust)                             (Minor)

                                                     UNDER UGMA/UTMA   ________________
                                                                                                 (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s), and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

_____________________________________________________________   (Please   print  or  type  name  and   address   of
assignee)

------------------------------------------------------

_________________________________________________________  Service  Shares of the beneficial  interest  represented by the within Certificate,  and do hereby irrevocably constitute and appoint  ___________________________  Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                                     Signed: __________________________

                                            -----------------------------------
                                            (Both must sign if joint tenancy)

                                    Signature(s) __________________________
                                    guaranteed                Name of Firm or Bank
                                    by:              _____________________________
                                                              Signature of
         Officer

(text printed              NOTICE: The signature(s) to this assignment  vertically to right      must    correspond
with the name(s) as
of above paragraph)        written upon the face of the certificate
                                    in every particular without alteration or
enlargement or any change whatever.

(text printed in           Signatures must be guaranteed by a U.S.
box to left of                      commercial bank or trust company,
signature(s)                        a Federally-chartered savings and loan
                                            association, a foreign bank having a U.S.
                                            firm of a national securities exchange.

                                                                                Exhibit 23(c)(xiii)

                                      OPPENHEIMER CAPITAL APPRECIATION FUND/VA
                                 Share Certificate for Service Shares(8-1/2" x 11")
                                 --------------------------------------------------

I.       FACE OF CERTIFICATE (All text and other matter lies within
         -------------------
                           8-1/4" x 10-3/4" decorative border, 5/16" wide)

                           (upper left corner): NUMBER [of shares]

                           (upper right) SERVICE SHARES

                           (centered
                           below boxes)     Oppenheimer Variable Account Funds
                           A MASSACHUSETTS BUSINESS TRUST
                           SERIES: OPPENHEIMER CAPITAL APPRECIATION FUND/VA

(at left)         THIS IS TO CERTIFY THAT            (at right) SEE REVERSE FOR
                                                                   CERTAIN DEFINITIONS

                                                                       (box with number)
                                                                         CUSIP 683811798
         (at left)             is the owner of

         (centered)        FULLY PAID SERVICE SHARES OF BENEFICIAL
INTEREST OF

                                    OPPENHEIMER CAPITAL APPRECIATION FUND/VA

                  a series of OPPENHEIMER  VARIABLE  ACCOUNT FUNDS  (hereinafter  called the "Fund"),  transferable only on the books of the Fund by the  holder  hereof in  person or by duly  authorized  attorney,
                  upon  surrender  of  this  certificate  properly  endorsed.   This  certificate  and  the  shares
                  represented  hereby  are  issued  and  shall  be held  subject  to all of the  provisions  of the
                  Declaration of Trust of the Fund to all of which the holder by acceptance  hereof  assents.  This certificate is not valid until countersigned by the Transfer Agent.

                  WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

         (signature                       Dated:              (signature
         at left of seal)                                     at right of seal)

         /s/ Brian W. Wixted                                  /s/ Robert G. Zack
         -----------------------                     -------------------
         TREASURER                                                              SECRETARY

                                                (centered at bottom)
                                           1-1/2" diameter facsimile seal

                                                    with legend
                                         OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                                        SEAL
                                                        1984
                                            COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed
 vertically)                                Countersigned
                                                     OPPENHEIMERFUNDS SERVICES (A DIVSION
OF OPPENHEIMERFUNDS, INC.)
                                                     Denver (Colo.)      Transfer Agent

                                                     By ____________________________
                                                              Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11"     dimension)
         -------------------

         The  following  abbreviations,  when used in the  inscription  on the face of this  certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                                    rights of survivorship and not
                                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________  Custodian _______________
                                                     (Cust)                     (Minor)

                                                     UNDER UGMA/UTMA ___________________
                                                                                 (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s), and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

______________________________________________________________             (Please  print or type name and  address
of assignee)

------------------------------------------------------

__________________________________________________________  Service Shares of the beneficial  interest  represented by the within Certificate,  and do hereby irrevocably constitute and appoint  ___________________________  Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                                     Signed: __________________________
                                                              --------------------------------
                                            (Both must sign if joint tenancy)

                                            Signature(s) __________________________
                                            guaranteed                 Name of Firm or Bank
                                            by:               _____________________________
                                                                                Signature of
       Officer

(text printed              NOTICE: The signature(s) to this assignment  vertically to right      must    correspond
with the name(s) as
of above paragraph)        written upon the face of the certificate
                                    in every particular without alteration or
enlargement or any change whatever.

(text printed in           Signatures must be guaranteed by a U.S.
box to left of                      commercial bank or trust company,
signature(s)                        a Federally-chartered savings and loan
                                            association, a foreign bank having a U.S.
                                            firm of a national securities exchange.

                                                                                Exhibit 23(c)(xiv)

                                           OPPENHEIMER HIGH INCOME FUND/VA
                                 Share Certificate for Service Shares(8-1/2" x 11")
                                 --------------------------------------------------

I.       FACE OF CERTIFICATE (All text and other matter lies within
         -------------------
                           8-1/4" x 10-3/4" decorative border, 5/16" wide)

                           (upper left corner): NUMBER [of shares]

                           (upper right) SERVICE SHARES

                           (centered
                           below boxes)     Oppenheimer Variable Account Funds
                           A MASSACHUSETTS BUSINESS TRUST
                           SERIES: OPPENHEIMER HIGH INCOME FUND/VA

(at left)         THIS IS TO CERTIFY THAT            (at right) SEE REVERSE FOR
                                                                   CERTAIN DEFINITIONS

                                                                       (box with number)
                                                                         CUSIP 683811814

         (at left)             is the owner of

         (centered)        FULLY PAID SERVICE SHARES OF BENEFICIAL
INTEREST OF

                                    OPPENHEIMER HIGH INCOME FUND/VA
                  a series of OPPENHEIMER  VARIABLE  ACCOUNT FUNDS  (hereinafter  called the "Fund"),  transferable only on the books of the Fund by the  holder  hereof in  person or by duly  authorized  attorney,
                  upon  surrender  of  this  certificate  properly  endorsed.   This  certificate  and  the  shares
                  represented  hereby  are  issued  and  shall  be held  subject  to all of the  provisions  of the
                  Declaration of Trust of the Fund to all of which the holder by acceptance  hereof  assents.  This certificate is not valid until countersigned by the Transfer Agent.

                  WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

         (signature                       Dated:              (signature
         at left of seal)                                     at right of seal)

         /s/ Brian W. Wixted                                  /s/ Robert G. Zack
         -----------------------                     -------------------
         TREASURER                                                              SECRETARY

                                                (centered at bottom)
                                           1-1/2" diameter facsimile seal

                                                    with legend
                                         OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                                        SEAL
                                                        1984
                                            COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed
 vertically)                                Countersigned
                                                     OPPENHEIMERFUNDS SERVICES (A DIVSION
OF OPPENHEIMERFUNDS, INC.)
                                                     Denver (Colo.)      Transfer Agent

                                                     By ____________________________
                                                              Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11"     dimension)
         -------------------

         The  following  abbreviations,  when used in the  inscription  on the face of this  certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                                    rights of survivorship and not
                                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________  Custodian _______________
                                                     (Cust)                     (Minor)

                                                     UNDER UGMA/UTMA ___________________
                                                                                 (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s), and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

______________________________________________________________             (Please  print or type name and  address
of assignee)

------------------------------------------------------

__________________________________________________________  Service Shares of the beneficial  interest  represented by the within Certificate,  and do hereby irrevocably constitute and appoint  ___________________________  Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                                     Signed: __________________________
                                                              -------------------------------
                                            (Both must sign if joint tenancy)

                                            Signature(s) __________________________
                                            guaranteed                 Name of Firm or Bank
                                            by:               _____________________________
                                                                                Signature of
       Officer

(text printed              NOTICE: The signature(s) to this assignment  vertically to right      must    correspond
with the name(s) as
of above paragraph)        written upon the face of the certificate
                                    in every particular without alteration or
enlargement or any change whatever.

(text printed in           Signatures must be guaranteed by a U.S.
box to left of                      commercial bank or trust company,
signature(s)                        a Federally-chartered savings and loan
                                            association, a foreign bank having a U.S.
                                            firm of a national securities exchange.

                                                                                Exhibit 23(c)(xv)

                                        OPPENHEIMER AGGRESSIVE GROWTH FUND/VA
                                 Share Certificate for Service Shares (8-1/2" x 11")
                                 ---------------------------------------------------

I.       FACE OF CERTIFICATE (All text and other matter lies within
         -------------------
                           8-1/4" x 10-3/4" decorative border, 5/16" wide)

                           (upper left corner): NUMBER [of shares]

                           (upper right) SERVICE SHARES

                           (centered
                           below boxes)     Oppenheimer Variable Account Funds
                           A MASSACHUSETTS BUSINESS TRUST

                           SERIES: OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

(at left)         THIS IS TO CERTIFY THAT            (at right) SEE REVERSE FOR
                                                                   CERTAIN DEFINITIONS

                                                                       (box with number)
                                                                         CUSIP 683811848
         (at left)             is the owner of

         (centered)        FULLY PAID SERVICE SHARES OF BENEFICIAL
INTEREST OF

                                    OPPENHEIMER AGGRESSIVE GROWTH FUND/VA
                  a series of OPPENHEIMER  VARIABLE  ACCOUNT FUNDS  (hereinafter  called the "Fund"),  transferable only on the books of the Fund by the  holder  hereof in  person or by duly  authorized  attorney,
                  upon  surrender  of  this  certificate  properly  endorsed.   This  certificate  and  the  shares
                  represented  hereby  are  issued  and  shall  be held  subject  to all of the  provisions  of the
                  Declaration of Trust of the Fund to all of which the holder by acceptance  hereof  assents.  This certificate is not valid until countersigned by the Transfer Agent.

                  WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

         (signature                       Dated:              (signature
         at left of seal)                                     at right of seal)

         /s/ Brian W. Wixted                                  /s/ Robert G. Zack
         -----------------------                     -------------------
         TREASURER                                                              SECRETARY

                                                (centered at bottom)
                                           1-1/2" diameter facsimile seal

                                                    with legend
                                         OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                                        SEAL
                                                        1984
                                            COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed
 vertically)                                Countersigned
                                                     OPPENHEIMERFUNDS SERVICES (A DIVSION
OF OPPENHEIMERFUNDS, INC.)
                                                     Denver (Colo.)      Transfer Agent

                                                     By ____________________________
                                                              Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11"     dimension)
         -------------------

         The  following  abbreviations,  when used in the  inscription  on the face of this  certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                                    rights of survivorship and not
                                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________  Custodian _______________
                                                     (Cust)                     (Minor)

                                                     UNDER UGMA/UTMA ___________________
                                                                                 (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s), and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

______________________________________________________________             (Please  print or type name and  address
of assignee)

------------------------------------------------------

__________________________________________________________  Service Shares of the beneficial  interest  represented by the within Certificate,  and do hereby irrevocably constitute and appoint  ___________________________  Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                                     Signed: __________________________
                                                              --------------------------------
                                            (Both must sign if joint tenancy)

                                            Signature(s) __________________________
                                            guaranteed                 Name of Firm or Bank
                                            by:               _____________________________
                                                                                Signature of
       Officer

(text printed              NOTICE: The signature(s) to this assignment  vertically to right      must    correspond
with the name(s) as
of above paragraph)        written upon the face of the certificate
                                    in every particular without alteration or
enlargement or any change whatever.

(text printed in           Signatures must be guaranteed by a U.S.
box to left of                      commercial bank or trust company,
signature(s)                        a Federally-chartered savings and loan
                                            association, a foreign bank having a U.S.
                                            firm of a national securities exchange.

                                                                                Exhibit 23(c)(xvi)

                                       OPPENHEIMER MULTIPLE STRATEGIES FUND/VA
                                 Share Certificate for Service Shares(8-1/2" x 11")
                                 --------------------------------------------------

I.       FACE OF CERTIFICATE (All text and other matter lies within
         -------------------
                           8-1/4" x 10-3/4" decorative border, 5/16" wide)

                           (upper left corner): NUMBER [of shares]

                           (upper right) SERVICE SHARES

                           (centered
                           below boxes)     Oppenheimer Variable Account Funds
                           A MASSACHUSETTS BUSINESS TRUST

                           SERIES: OPPENHEIMER MULTIPLE STRATEGIES FUND/VA
(at left)         THIS IS TO CERTIFY THAT            (at right) SEE REVERSE FOR
                                                                   CERTAIN DEFINITIONS

                                                                       (box with number)
                                                                         CUSIP

         (at left)             is the owner of

         (centered)        FULLY PAID SERVICE SHARES OF BENEFICIAL                               INTEREST OF

                                    OPPENHEIMER MULTIPLE STRATEGIES FUND/VA
                  a series of OPPENHEIMER  VARIABLE  ACCOUNT FUNDS  (hereinafter  called the "Fund"),  transferable only on the books of the Fund by the  holder  hereof in  person or by duly  authorized  attorney,
                  upon  surrender  of  this  certificate  properly  endorsed.   This  certificate  and  the  shares
                  represented  hereby  are  issued  and  shall  be held  subject  to all of the  provisions  of the
                  Declaration of Trust of the Fund to all of which the holder by acceptance  hereof  assents.  This certificate is not valid until countersigned by the Transfer Agent.

                  WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

         (signature                       Dated:              (signature
         at left of seal)                                     at right of seal)

         /s/ Brian W. Wixted                                  /s/ Robert G. Zack
         -----------------------                     -------------------
         TREASURER                                                              SECRETARY

                                                (centered at bottom)

                                           1-1/2" diameter facsimile seal
                                                    with legend
                                         OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                                        SEAL
                                                        1984
                                            COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed
 vertically)                                Countersigned
                                                     OPPENHEIMERFUNDS SERVICES (A DIVSION
OF OPPENHEIMERFUNDS, INC.)
                                                     Denver (Colo.)      Transfer Agent

                                                     By ____________________________
                                                              Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11"     dimension)
         -------------------

         The  following  abbreviations,  when used in the  inscription  on the face of this  certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                                    rights of survivorship and not
                                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________  Custodian _______________
                                                     (Cust)                     (Minor)

                                                     UNDER UGMA/UTMA ___________________
                                                                                 (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s), and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE

(box for identifying number)

______________________________________________________________             (Please  print or type name and  address
of assignee)

------------------------------------------------------

__________________________________________________________  Service Shares of the beneficial  interest  represented by the within Certificate,  and do hereby irrevocably constitute and appoint  ___________________________  Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                                     Signed: __________________________
                                                              --------------------------------
                                            (Both must sign if joint tenancy)

                                            Signature(s) __________________________
                                            guaranteed                 Name of Firm or Bank
                                            by:               _____________________________
                                                                                Signature of
       Officer

(text printed              NOTICE: The signature(s) to this assignment  vertically to right      must    correspond
with the name(s) as
of above paragraph)        written upon the face of the certificate
                                    in every particular without alteration or
enlargement or any change whatever.

(text printed in           Signatures must be guaranteed by a U.S.
box to left of                      commercial bank or trust company,
signature(s)                        a Federally-chartered savings and loan
                                            association, a foreign bank having a U.S.
                                            firm of a national securities exchange.

                                                                                Exhibit 23(c)(xvii)

                                        OPPENHEIMER GLOBAL SECURITIES FUND/VA
                                 Share Certificate for Service Shares (8-1/2" x 11")
                                 ---------------------------------------------------

I.       FACE OF CERTIFICATE (All text and other matter lies within
         -------------------
                           8-1/4" x 10-3/4" decorative border, 5/16" wide)

                           (upper left corner): NUMBER [of shares]

                           (upper right) SERVICE SHARES

                           (centered
                           below boxes)     Oppenheimer Variable Account Funds                            A
MASSACHUSETTS BUSINESS TRUST

                           SERIES: OPPENHEIMER GLOBAL SECURITIES FUND/VA

(at left)         THIS IS TO CERTIFY THAT   (at right) SEE REVERSE FOR
                                                                          CERTAIN DEFINITIONS

                                                                                (box with number)
                                                                                CUSIP 383811855

         (at left)             is the owner of

         (centered)        FULLY PAID SERVICE SHARES OF BENEFICIAL
INTEREST OF

                                    OPPENHEIMER GLOBAL SECURITIES FUND/VA
                  a series of OPPENHEIMER  VARIABLE  ACCOUNT FUNDS  (hereinafter  called the "Fund"),  transferable only on the books of the Fund by the  holder  hereof in  person or by duly  authorized  attorney,
                  upon  surrender  of  this  certificate  properly  endorsed.   This  certificate  and  the  shares
                  represented  hereby  are  issued  and  shall  be held  subject  to all of the  provisions  of the
                  Declaration of Trust of the Fund to all of which the holder by acceptance  hereof  assents.  This certificate is not valid until countersigned by the Transfer Agent.

                  WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

                  (signature                     Dated:       (signature
                  at left of seal)                            at right of seal)

         /s/ Brian W. Wixted                                  /s/ Robert G. Zack
         -----------------------                     -------------------
         TREASURER                                                              SECRETARY

                                                (centered at bottom)
                                           1-1/2" diameter facsimile seal
                                                    with legend

                                         OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                                        SEAL
                                                        1984
                                            COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed
 vertically)                                Countersigned
                                                     OPPENHEIMERFUNDS SERVICES (A DIVISON
OF OPPENHEIMERFUNDS, INC.)
                                                     Denver (Colo.)      Transfer Agent

                                            By ____________________________
                                                     Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11"     dimension)
         -------------------

         The  following  abbreviations,  when used in the  inscription  on the face of this  certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                                    rights of survivorship and not
                                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - ___________  Custodian _______________
                                                     (Cust)                     (Minor)

                                                     UNDER UGMA/UTMA ________________
                                                                                        (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s), and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

_________________________________________________________________  (Please  print  or  type  name  and  address  of assignee)

------------------------------------------------------

__________________________________________________________  Service Shares of the beneficial  interest  represented by the within Certificate,  and do hereby irrevocably constitute and appoint  ___________________________  Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                                     Signed: __________________________

                                            -----------------------------------
                                            (Both must sign if joint tenancy)

                                    Signature(s) __________________________
                                    guaranteed                Name of Firm or Bank
                                    by:              _____________________________
                                                              Signature of
Officer

(text printed              NOTICE: The signature(s) to this assignment  vertically to right      must    correspond
with the name(s) as
of above paragraph)        written upon the face of the certificate
                                    in every particular without alteration or
enlargement or any change whatever.

(text printed in           Signatures must be guaranteed by a U.S.
box to left of                      commercial bank or trust company,
signature(s)                        a Federally-chartered savings and loan
                                            association, a foreign bank having a U.S.
                                            firm of a national securities exchange.

                                                                                Exhibit 23(c)(xviii)

                                        OPPENHEIMER STRATEGIC BOND FUND/VA
                                 Share Certificate for Service Shares (8-1/2" x 11")
                                 ---------------------------------------------------

I.       FACE OF CERTIFICATE (All text and other matter lies within
         -------------------
                           8-1/4" x 10-3/4" decorative border, 5/16" wide)

                           (upper left corner): NUMBER [of shares]

                           (upper right) SERVICE SHARES

                           (centered
                           below boxes)     Oppenheimer Variable Account Funds
A MASSACHUSETTS BUSINESS TRUST

                           SERIES: OPPENHEIMER STRATEGIC BOND FUND/VA

(at left)         THIS IS TO CERTIFY THAT   (at right) SEE REVERSE FOR
                                                                          CERTAIN DEFINITIONS

                                                                                (box with number)
                                                                                CUSIP 683811830

         (at left)             is the owner of

         (centered)        FULLY PAID SERVICE SHARES OF BENEFICIAL
INTEREST OF

                                    OPPENHEIMER STRATEGIC BOND FUND/VA
                  a series of OPPENHEIMER  VARIABLE  ACCOUNT FUNDS  (hereinafter  called the "Fund"),  transferable only on the books of the Fund by the  holder  hereof in  person or by duly  authorized  attorney,
                  upon  surrender  of  this  certificate  properly  endorsed.   This  certificate  and  the  shares
                  represented  hereby  are  issued  and  shall  be held  subject  to all of the  provisions  of the
                  Declaration of Trust of the Fund to all of which the holder by acceptance  hereof  assents.  This certificate is not valid until countersigned by the Transfer Agent.

                  WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

                  (signature                     Dated:       (signature
                  at left of seal)                            at right of seal)

         /s/ Brian W. Wixted                                  /s/ Robert G. Zack
         -----------------------                     -------------------
         TREASURER                                                              SECRETARY

                                                (centered at bottom)
                                           1-1/2" diameter facsimile seal
                                                    with legend

                                         OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                                        SEAL
                                                        1984
                                            COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed
 vertically)                                Countersigned
                                                     OPPENHEIMERFUNDS SERVICES (A DIVISON
OF OPPENHEIMERFUNDS, INC.)
                                                     Denver (Colo.)      Transfer Agent

                                            By ____________________________
                                                     Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11"     dimension)
         -------------------

         The  following  abbreviations,  when used in the  inscription  on the face of this  certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                                    rights of survivorship and not
                                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - ___________  Custodian _______________
                                                     (Cust)                     (Minor)

                                                     UNDER UGMA/UTMA ________________
                                                                                        (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s), and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

_________________________________________________________________  (Please  print  or  type  name  and  address  of assignee)

------------------------------------------------------

__________________________________________________________  Service Shares of the beneficial  interest  represented by the within Certificate,  and do hereby irrevocably constitute and appoint  ___________________________  Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                                     Signed: __________________________

                                            -----------------------------------
                                            (Both must sign if joint tenancy)

                                    Signature(s) __________________________
                                    guaranteed                Name of Firm or Bank
                                    by:              _____________________________
                                                              Signature of Officer

(text printed              NOTICE: The signature(s) to this assignment  vertically to right      must    correspond
with the name(s) as
of above paragraph)        written upon the face of the certificate
                                    in every particular without alteration or
enlargement or any change whatever.

(text printed in           Signatures must be guaranteed by a U.S.
box to left of                      commercial bank or trust company,
signature(s)                        a Federally-chartered savings and loan
                                            association, a foreign bank having a U.S.
                                            firm of a national securities exchange.

                                                                                Exhibit 23(c)(xvi)

                                       OPPENHEIMER MULTIPLE STRATEGIES FUND/VA
                                 Share Certificate for Service Shares(8-1/2" x 11")
                                 --------------------------------------------------

I.       FACE OF CERTIFICATE (All text and other matter lies within
         -------------------
                           8-1/4" x 10-3/4" decorative border, 5/16" wide)

                           (upper left corner): NUMBER [of shares]

                           (upper right) SERVICE SHARES

                           (centered
                           below boxes)     Oppenheimer Variable Account Funds
                           A MASSACHUSETTS BUSINESS TRUST

                           SERIES: OPPENHEIMER MULTIPLE STRATEGIES FUND/VA
(at left)         THIS IS TO CERTIFY THAT            (at right) SEE REVERSE FOR
                                                                   CERTAIN DEFINITIONS

                                                                       (box with number)
                                                                         CUSIP

         (at left)             is the owner of

         (centered)        FULLY PAID SERVICE SHARES OF BENEFICIAL                               INTEREST OF

                                    OPPENHEIMER MULTIPLE STRATEGIES FUND/VA
                  a series of OPPENHEIMER  VARIABLE  ACCOUNT FUNDS  (hereinafter  called the "Fund"),  transferable only on the books of the Fund by the  holder  hereof in  person or by duly  authorized  attorney,
                  upon  surrender  of  this  certificate  properly  endorsed.   This  certificate  and  the  shares
                  represented  hereby  are  issued  and  shall  be held  subject  to all of the  provisions  of the
                  Declaration of Trust of the Fund to all of which the holder by acceptance  hereof  assents.  This certificate is not valid until countersigned by the Transfer Agent.

                  WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

         (signature                       Dated:              (signature
         at left of seal)                                     at right of seal)

         /s/ Brian W. Wixted                                  /s/ Robert G. Zack
         -----------------------                     -------------------
         TREASURER                                                              SECRETARY

                                                (centered at bottom)

                                           1-1/2" diameter facsimile seal
                                                    with legend
                                         OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                                        SEAL
                                                        1984
                                            COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed
 vertically)                                Countersigned
                                                     OPPENHEIMERFUNDS SERVICES (A DIVSION
OF OPPENHEIMERFUNDS, INC.)
                                                     Denver (Colo.)      Transfer Agent

                                                     By ____________________________
                                                              Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11"     dimension)
         -------------------

         The  following  abbreviations,  when used in the  inscription  on the face of this  certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                                    rights of survivorship and not
                                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________  Custodian _______________
                                                     (Cust)                     (Minor)

                                                     UNDER UGMA/UTMA ___________________
                                                                                 (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s), and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE

(box for identifying number)

______________________________________________________________             (Please  print or type name and  address
of assignee)

------------------------------------------------------

__________________________________________________________  Service Shares of the beneficial  interest  represented by the within Certificate,  and do hereby irrevocably constitute and appoint  ___________________________  Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                                     Signed: __________________________
                                                              --------------------------------
                                            (Both must sign if joint tenancy)

                                            Signature(s) __________________________
                                            guaranteed                 Name of Firm or Bank
                                            by:               _____________________________
                                                                                Signature of
       Officer

(text printed              NOTICE: The signature(s) to this assignment  vertically to right      must    correspond
with the name(s) as
of above paragraph)        written upon the face of the certificate
                                    in every particular without alteration or
enlargement or any change whatever.

(text printed in           Signatures must be guaranteed by a U.S.
box to left of                      commercial bank or trust company,
signature(s)                        a Federally-chartered savings and loan
                                            association, a foreign bank having a U.S.
                                            firm of a national securities exchange.

                                                                                Exhibit 23(c)(xix)

                                   OPPENHEIMER MAIN STREET GROWTH & INCOME FUND/VA
                                 Share Certificate for Service Shares (8-1/2" x 11")
                                 ---------------------------------------------------

I.       FACE OF CERTIFICATE (All text and other matter lies within
         -------------------
                           8-1/4" x 10-3/4" decorative border, 5/16" wide)

                           (upper left corner): NUMBER [of shares]

                           (upper right) SERVICE SHARES

                           (centered
                           below boxes)     Oppenheimer Variable Account Funds
                           A MASSACHUSETTS BUSINESS TRUST
                           SERIES: OPPENHEIMER MAIN STREET
                                GROWTH & INCOME FUND/VA

(at left)         THIS IS TO CERTIFY THAT            (at right) SEE REVERSE FOR
                                                                   CERTAIN DEFINITIONS

                                                                       (box with number)
                                                                         CUSIP 383811863

         (at left)             is the owner of

         (centered)        FULLY PAID SERVICE SHARES OF BENEFICIAL
INTEREST OF

                                    OPPENHEIMER MAIN STREET
                                       GROWTH & INCOME FUND/VA
                  a series of OPPENHEIMER  VARIABLE  ACCOUNT FUNDS  (hereinafter  called the "Fund"),  transferable only on the books of the Fund by the  holder  hereof in  person or by duly  authorized  attorney,
                  upon  surrender  of  this  certificate  properly  endorsed.   This  certificate  and  the  shares
                  represented  hereby  are  issued  and  shall  be held  subject  to all of the  provisions  of the
                  Declaration of Trust of the Fund to all of which the holder by acceptance  hereof  assents.  This certificate is not valid until countersigned by the Transfer Agent.

                  WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

         (signature                       Dated:              (signature
         at left of seal)                                     at right of seal)

         /s/ Brian W. Wixted                                  /s/ Robert G. Zack
         -----------------------                     -------------------
         TREASURER                                                              SECRETARY

                                                (centered at bottom)
                                           1-1/2" diameter facsimile seal

                                                    with legend
                                         OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                                        SEAL
                                                        1984
                                            COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed
 vertically)                                Countersigned
                                                     OPPENHEIMERFUNDS SERVICES (A DIVSION
OF OPPENHEIMERFUNDS, INC.)
                                                     Denver (Colo.)      Transfer Agent

                                                     By ____________________________
                                                              Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11"     dimension)
         -------------------

         The  following  abbreviations,  when used in the  inscription  on the face of this  certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                                    rights of survivorship and not
                                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________  Custodian _______________
                                                     (Cust)                     (Minor)

                                                     UNDER UGMA/UTMA ___________________
                                                                                 (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s), and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

______________________________________________________________             (Please  print or type name and  address
of assignee)

------------------------------------------------------

__________________________________________________________  Service Shares of the beneficial  interest  represented by the within Certificate,  and do hereby irrevocably constitute and appoint  ___________________________  Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                                     Signed: __________________________
                                                              -----------------------------
                                                     (Both must sign if joint tenancy)

                                            Signature(s) __________________________
                                            guaranteed                 Name of Firm or Bank
                                            by:               _____________________________
                                                                                Signature of
         Officer

(text printed              NOTICE: The signature(s) to this assignment  vertically to right      must    correspond
with the name(s) as
of above paragraph)        written upon the face of the certificate
                                    in every particular without alteration or
enlargement or any change whatever.

(text printed in           Signatures must be guaranteed by a U.S.
box to left of                      commercial bank or trust company,
signature(s)                        a Federally-chartered savings and loan
                                            association, a foreign bank having a U.S.
                                            firm of a national securities exchange.

                                                                                Exhibit (c)(xx)

                                      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA
                                 Share Certificate for Service Shares(8-1/2" x 11")
                                 --------------------------------------------------

I.       FACE OF CERTIFICATE (All text and other matter lies within
         -------------------
                           8-1/4" x 10-3/4" decorative border, 5/16" wide)

                           (upper left corner): NUMBER [of shares]

                           (upper right) SERVICE SHARES

                           (centered
                           below boxes)     Oppenheimer Variable Account Funds
                           A MASSACHUSETTS BUSINESS TRUST
                           SERIES: OPPENHEIMER MAIN STREET SMALL CAP
                                 FUND/VA

(at left)         THIS IS TO CERTIFY THAT            (at right) SEE REVERSE FOR
                                                                   CERTAIN DEFINITIONS

                                                                       (box with number)

                                                                       CUSIP 683811822
         (at left)             is the owner of

         (centered)        FULLY PAID SERVICE SHARES OF BENEFICIAL
INTEREST OF

                                    OPPENHEIMER MAIN STREET SMALL CAP FUND/VA
                  a series of OPPENHEIMER VARIABLE ACCOUNT FUNDS
                  hereinafter  called the "Fund"),  transferable only on the books of the Fund by the holder hereof in  person  or  by  duly  authorized  attorney,  upon  surrender  of  this  certificate  properly endorsed.  This  certificate  and the  shares  represented  hereby  are  issued and shall be held subject  to all of the  provisions  of the  Declaration  of Trust of the Fund to all of which the holder by acceptance  hereof assents.  This  certificate is not valid until  countersigned by the
                  Transfer Agent.

                  WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

         (signature                       Dated:              (signature
         at left of seal)                                     at right of seal)

         /s/ Brian W. Wixted                                  /s/ Robert G. Zack
         -----------------------                     -------------------
         TREASURER                                                              SECRETARY

                                                (centered at bottom)
                                           1-1/2" diameter facsimile seal

                                                    with legend
                                         OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                                        SEAL
                                                        1984
                                            COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed
 vertically)                                Countersigned
                                                     OPPENHEIMERFUNDS SERVICES (A DIVSION
OF OPPENHEIMERFUNDS, INC.)
                                                     Denver (Colo.)      Transfer Agent

                                                     By ____________________________
                                                              Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11"     dimension)
         -------------------

         The  following  abbreviations,  when used in the  inscription  on the face of this  certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                                    rights of survivorship and not
                                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________  Custodian _______________
                                                     (Cust)                     (Minor)

                                                     UNDER UGMA/UTMA ___________________
                                                                                 (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s), and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

______________________________________________________________             (Please  print or type name and  address
of assignee)

------------------------------------------------------

__________________________________________________________  Service Shares of the beneficial  interest  represented by the within Certificate,  and do hereby irrevocably constitute and appoint  ___________________________  Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                                     Signed: __________________________
                                                              -----------------------------
                                            (Both must sign if joint tenancy)

                                            Signature(s) __________________________
                                            guaranteed                 Name of Firm or Bank
                                            by:               _____________________________
                                                                                Signature of
       Officer

(text printed              NOTICE: The signature(s) to this assignment  vertically to right      must    correspond
with the name(s) as
of above paragraph)        written upon the face of the certificate
                                    in every particular without alteration or
enlargement or any change whatever.

(text printed in           Signatures must be guaranteed by a U.S.
box to left of                      commercial bank or trust company,
signature(s)                        a Federally-chartered savings and loan
                                            association, a foreign bank having a U.S.
                                            firm of a national securities exchange.